                                                                    EXHIBIT 99.2

                               WARRANT AGREEMENT
                               -----------------

     This Warrant Agreement, dated as of April 6, 1995, is between E.I. du Pont de Nemours and Company, a Delaware corporation (the "Company"), and Warco Transfer Corporation, a Delaware corporation and a wholly-owned subsidiary of the Company, as Warrant Agent (the "Warrant Agent").

     WHEREAS, simultaneously with the execution and delivery of this Agreement, the Company, The Seagram Company Ltd., a Canadian corporation ("S"), and JES Developments, Inc., a Delaware corporation and a wholly-owned subsidiary of S ("Subsidiary"), are entering into an agreement (the "Redemption Agreement") which provides for, among other things, the Company to acquire from Subsidiary certain shares of the Common Stock, par value $0.60 per share (the "Common Stock"), of the Company;

     WHEREAS, pursuant to the Redemption Agreement, the Company proposes to issue to Subsidiary warrants entitling Subsidiary to purchase an aggregate of 156,000,000 shares of Common Stock; and

     WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing so to act, in connection with the issuance of the certificates evidencing such warrants and other matters as provided herein.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:



     Section 1.  Certain Definitions.  As used in this Agreement, the
                 -------------------
following terms, unless otherwise expressly provided, shall have the following meanings:

          (a) "Acceleration Event Period" shall mean (a) the period commencing on the tenth Business Day (but not earlier than the second Business Day following public announcement of the record date hereinafter described) and ending on the third Business Day preceding the record date established by the Company for purposes of determining the stockholders of the Company who are (i) entitled to vote on any Significant Event or on any Significant Distribution which is submitted to a vote of the stockholders of the Company or (ii) entitled to receive a Significant Distribution which is not submitted to a vote of the stockholders of the Company; provided that if, in connection with a Spinoff Distribution which is
         --------
not submitted to a vote of the stockholders of the Company, the Company elects to issue Spinoff Warrants to the registered holders of one or more classes of Warrants, as provided in Section 13 hereof, then no Acceleration Event Period shall be deemed to occur with respect to any S Warrants of such class or classes; (b) the period commencing on the first Business Day following commencement of an Unsolicited Offer (as defined in the Redemption Agreement) which satisfies the requirements of the first proviso contained in Section 5.3(f) thereof and ending upon the termination or expiration of such Unsolicited Offer; and (c) the period commencing on the first Business Day following commencement of a tender or exchange offer which is recommended to stockholders of the Company by at least a majority of the entire Board of Directors of the Company and ending upon the termination or expiration of such offer.


          (b) "Affiliate" shall mean any corporation or entity controlled by S; provided that if, in accordance with Section 5.3(c) of the Redemption Agreement,
- --------
a Disposition of any Warrants is made pursuant to a dividend or other distribution to stockholders of S generally, then "Affiliate" shall also mean and include any affiliate or associate (as such terms are defined in Rule 12b-2 under the Exchange Act) of S who or which, together with such affiliate's or associate's respective affiliates and associates (as such terms are defined in Rule 12b-2 under the Exchange Act) and the members of any "group" (within the meaning of Section 13(d)(3) of the Exchange Act) with respect to securities of S of which such affiliate or associate is a part, Beneficially Owns securities of S representing more than 5% of the total combined voting power in the election of directors of S of all securities of S outstanding immediately prior to such Disposition.

          (c) "Beneficially Owns" and like terms shall mean "beneficially owns" within the meaning of Rule 13d-3 under the Exchange Act.

          (d) "Business Day" shall mean any day other than a Saturday or a Sunday or a day on which commercial banking institutions in the City of New York are authorized by law to be closed. Any reference in this Agreement to "days" (unless Business Days are specified) shall mean calendar days.

          (e) "Derivative Exercise Period" shall mean any period during which an outstanding Derivative S Security is exchangeable or exercisable for, or convertible into, shares of Common Stock.

          (f) "Derivative S Security" shall mean any security of S or any Affiliate thereof which is currently (or following the passage of time, the occurrence of any event or the giving of notice), directly or indirectly, exchangeable or exercisable for, or convertible into, Common Stock, and in respect of which the Company had been entitled to purchase (but did not purchase), prior to the Disposition of such security by S or an Affiliate thereof, Warrants exercisable for the Common Stock deliverable upon exercise, exchange or conversion of such security.

          (g) "Disposition" shall mean any direct or indirect (including, without limitation, through the disposition or transfer of control of another person), sale, assignment, transfer, pledge, hypothecation, granting of any option with respect to or other disposition of any interest in (or the entering into of an agreement or understanding with respect to the foregoing) any Warrants.

          (h) "European Exercise Period" shall mean (i) with respect to the First S Warrants, the period commencing on August 6, 1997 and ending at the Expiration Time, (ii) with respect to the Second S Warrants, the period commencing on August 6, 1998 and ending at the Expiration Time and (iii) with respect to the Third S Warrants, the period commencing on August 6, 1999 and ending at the Expiration Time.

          (i) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          (j) "Exercise Price" shall mean, subject to adjustment as provided in this Agreement, (i) $89.33 in the case of each First Warrant, (ii) $101.14 in the case of each Second Warrant and (iii) $113.63 in the case of each Third Warrant.

          (k)  "Expiration Time" shall mean 5:00 P.M., New York City time, on
(i) October 6, 1997, in the case of the First Warrants, (ii) October 6, 1998, in the case of the Second Warrants and (iii) October 6, 1999, in the case of the Third Warrants.

          (l) "First Warrants", "Second Warrants" and "Third Warrants" shall have the respective meanings assigned to such terms in Section 3 hereof.

          (m) "First Non-S Warrants", "Second Non-S Warrants" and "Third Non-S Warrants" shall have the respective meanings assigned to such terms in Section 3 hereof.

          (n) "First S Warrants", "Second S Warrants" and "Third S Warrants" shall have the respective meanings assigned to such terms in Section 3 hereof.

          (o) "HSR Act" shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

          (p) "Non-S Person" shall mean any person or entity which is not an S Group Member.

          (q) "Non-S Warrant" shall mean any Warrant which is, and the Shares issuable upon exercise of which would be, Beneficially Owned exclusively by one or more Non-S Persons.

          (r) "S Group Member" shall mean S or any of its Affiliates, including without limitation, Subsidiary.

          (s) "S Warrant" shall mean any Warrant which is, or the Shares issuable upon exercise of which

(whether or not such Warrant is exercisable at such time) would be, Beneficially Owned by one or more S Group Members.

          (t) "Shares" shall mean the Common Stock issuable upon exercise of any Warrant.

          (u) "Significant Distribution" shall mean any distribution to all holders of Common Stock which requires an adjustment to the Exercise Price pursuant to Section 12(c) hereof, whether or not such distribution is submitted to a vote of the stockholders of the Company.

          (v) "Significant Event" shall mean any of the following which are submitted to a vote of the stockholders of the Company, if stockholder approval thereof is required by the General Corporation Law of the State of Delaware or the rules of the New York Stock Exchange or the charter or by-laws of the
Company: any charter or by-law amendment (other than a proposal to require cumulative voting in the election of directors), acquisition or disposition of assets (by way of merger, consolidation or otherwise), change in capitalization, liquidation, or other action out of the ordinary course of business of the Company; provided that "Significant Event" shall not mean or include any
         --------
proposals to approve, adopt or amend any bonus, profit sharing, pension, retirement, thrift, savings, incentive, variable, stock purchase, stock ownership, stock appreciation, stock option, dividend reinvestment or other benefit or compensation plan, program, agreement or arrangement for employees or directors of the Company or any of its subsidiaries; provided, further, that
                                                     --------  -------
"Significant Event" shall not mean or include any Significant Distribution.

          (w) "Spinoff Company" shall mean the corporation or other entity the capital stock or other equity interests of which are distributed in a Spinoff Distribution.

          (x) "Spinoff Distribution" shall mean any Significant Distribution in which the Company distributes capital stock of or other equity interests in any corporation or entity other than Company.

          (y)  "Spinoff Warrants" shall have the meaning set forth in Section 13
(a) hereof.

          (z) "Voting Securities" shall mean any securities of the Company entitled, or which may be entitled, to vote (whether or not entitled to vote generally in the election of directors of the Company), or any securities convertible into or exercisable or exchangeable for such securities (whether or not the right to convert, exercise or exchange is subject to the passage of time or contingencies or both).

          (aa) "Warrants" shall mean the warrants initially issued to Subsidiary pursuant to the Redemption Agreement and initially exercisable for an aggregate of 156,000,000 shares of Common Stock, and any warrants issued upon transfer, division or combination thereof or in substitution thereof pursuant to this Agreement.

          (ab) "Warrant Certificates" shall mean the certificates evidencing the Warrants, as more particularly described in Section 2 hereof.


     Section 2.  Appointment of Warrant Agent.  The Company hereby appoints
                 ----------------------------
the Warrant Agent to act as agent for the Company in accordance with the instructions set forth hereinafter in this Agreement, and the Warrant Agent hereby accepts such appointment.

     Section 3.  Form of Warrant Certificates.  The Warrant Certificates to
                 ----------------------------
be delivered pursuant to this Agreement shall be in registered form only. The Warrant Certificates evidencing the S Warrants shall be substantially in the forms set forth in Exhibit S-1 (such S Warrants, the "First S Warrants"), Exhibit S-2 (such S Warrants, the "Second S Warrants") or Exhibit S-3 (such S Warrants, the "Third S Warrants") attached hereto, as applicable. The Warrant Certificates evidencing the Non-S Warrants, if any, shall be substantially in the forms set forth in Exhibit NS-1 (such Non-S Warrants, the "First Non-S Warrants"), Exhibit NS-2 (such Non-S Warrants, the "Second Non-S Warrants") or Exhibit NS-3 (such Non-S Warrants, the "Third Non-S Warrants") attached hereto, as applicable. The First S Warrants and any

First Non-S Warrants are collectively referred to herein as the "First Warrants", the Second S Warrants and any Second Non-S Warrants are collectively referred to herein as the "Second Warrants", and the Third S Warrants and any Third Non-S Warrants are collectively referred to herein as the "Third Warrants."

     Section 4.  Execution of Warrant Certificates.
                 ---------------------------------

          (a) Warrant Certificates shall be signed on behalf of the Company by its Chairman of the Board, President, Vice Chairman, Senior Vice President-Finance or Vice President and Treasurer and by its Secretary or an Assistant Secretary under its corporate seal. Each such signature upon the Warrant Certificates may be in the form of a facsimile signature of the present or any future Chairman of the Board, President, Vice Chairman, Senior Vice President-Finance, Vice President and Treasurer, Secretary or Assistant Secretary and may be imprinted or otherwise reproduced on the Warrant Certificates and for that purpose the Company may adopt and use the facsimile signature of any person who shall have been Chairman of the Board, President, Vice Chairman, Senior Vice President-Finance, Vice President and Treasurer, Secretary or an Assistant Secretary notwithstanding the fact that at the time the Warrant Certificates shall be countersigned and delivered or disposed of he shall have ceased to hold such office. The seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Warrant Certificates.

          (b) In case any officer of the Company who shall have signed any of the Warrant Certificates shall cease to be such officer before the Warrant Certificates so signed shall have been countersigned by the Warrant Agent pursuant to Section 5 hereof, or disposed of by the Company, such Warrant Certificates nevertheless may be countersigned and delivered or disposed of as though such person had not ceased to be such officer of the Company; and any Warrant Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Warrant Certificate, shall be a proper officer of the Company to sign such Warrant Certificate, although at the date of the execution of this Warrant Agreement any such person was not such officer.

          (c) Warrant Certificates shall be dated the date of countersignature by the Warrant Agent pursuant to Section 5 hereof.

     Section 5.  Registration and Countersignature.  Warrant Certificates
                 ---------------------------------
distributed as provided in Section 12 shall be registered in the names of the record holders of the Warrant Certificates to whom they are to be distributed. Warrant Certificates shall be manually countersigned by the Warrant Agent and shall not be valid for any purpose unless so countersigned. The Company and the Warrant Agent may deem and treat the registered holder of a Warrant Certificate as the absolute owner thereof (notwithstanding any notation of ownership or other writing thereon made by anyone), for the purpose of any exercise thereof and any distribution to the holder thereof and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

     Section 6.  Registration of Transfers and Exchanges.
                 ---------------------------------------

          (a) Subject to the transfer restrictions contained in the Redemption Agreement, the Warrant Agent shall from time to time register the transfer of any outstanding Warrant Certificates upon the records to be maintained by it for that purpose, upon surrender thereof accompanied by (i) a written instrument of transfer in the form of the assignment appearing at the end of the forms of the Warrant Certificates, duly executed by the registered holder or holders thereof or by the duly appointed legal representative thereof or by a duly authorized attorney and (ii) in the case of any transfer by an S Group Member, or by any other party bound by any of the provisions of Article V of the Redemption Agreement, (A) an officer's certificate, in form and substance reasonably satisfactory to the Warrant Agent and the Company, certifying that such transfer would not violate any provision of the Redemption Agreement and (B) duly executed consents to jurisdiction and/or agreements of Purchasing Persons (as such term is defined in the Re-demption Agreement), to the extent required by Section 5.3(a), Section 5.3(b) or
Section 5.3(c) of the Redemption Agreement. Upon any such registration of transfer, a new Warrant Certificate of like tenor and representing in the aggregate a like number of Warrants shall be issued to the transferee and the surrendered Warrant Certificate shall be cancelled by the Warrant Agent. For purposes of this Agreement, but without limiting the provisions of Section 2 of this Agreement, the Warrant Certificates in the forms set forth in Exhibits S-1 and NS-1 attached hereto shall be deemed "of like tenor", the Warrant Certificates in the forms set forth in Exhibits S-2 and NS-2 shall be deemed "of like tenor", and the Warrant Certificates set forth in Exhibits S-3 and NS-3 shall be deemed "of like tenor". S Group Members may only hold S Warrants; holders of Warrants who are Non-S Persons will have the right to exchange First S Warrants for First Non-S Warrants, Second S Warrants for Second Non-S Warrants and Third S Warrants for Third Non-S Warrants, in each case representing the same number of Warrants and Shares subject thereto as that exchanged.

          (b) Warrant Certificates may be exchanged at the option of the holders thereof, when surrendered to the Warrant Agent at its office maintained for the purpose of exchanging, transferring or exercising the Warrants in Wilmington, Delaware or such other office in New York, New York, in either case as the Warrant Agent may designate from time to time (the "Warrant Agent Office"), for another Warrant Certificate or other Warrant Certificates of like tenor and representing in the aggregate a like number of Warrants. Warrant Certificates surrendered for exchange, transfer or exercise shall be cancelled by the Warrant Agent. Warrant Certificates cancelled as provided in this
Section 6 shall then be disposed of by the Warrant Agent in a manner satisfactory to the Company.

          (c) The Warrant Agent is hereby authorized to countersign, in accordance with the provisions of this Section 6 and of Section 5, the new Warrant Certificates required pursuant to the provisions of such Sections, and for the purpose of any distribution of Warrant Certificates contemplated by
Section 12.

     Section 7.  Duration and Exercise of Warrants.
                 ---------------------------------

          (a) S Warrants may be exercised only (i) during an Acceleration Event Period, (ii) to the extent necessary to enable S or an Affiliate thereof to obtain shares of Common Stock which it is required at such time to deliver upon the exchange, exercise or conversion of an outstanding Derivative S Security held by a Non-S Person during a Derivative Exercise Period (to the extent either such period in (i) or (ii) occurs prior to the respective Expiration Times of the S Warrants) or (iii) during the respective European Exercise Periods of the S Warrants. Non-S Warrants may be exercised at any time or from time to time until their respective Expiration Times (the "American Exercise Period"). Notwithstanding the foregoing, if at any time a registration statement shall be in effect with respect to Shares issuable upon exercise of any Non-S Warrants, then the Company shall have the right to suspend the exercisability of such Non-S Warrants for up to 30 days if the Company furnishes the Warrant Agent with an opinion of counsel to the Company (who may be an employee of the Company) to the effect that the prospectus included in such registration statement is reasonably likely to be deemed to contain a material misstatement or omission by reason of its failure to disclose material information concerning a pending or contemplated financing, acquisition, disposition of assets or stock, merger or other transaction, which information was not at such time otherwise publicly disclosed.

          (b) Subject to the provisions of this Agreement, including Section 12, on or after the date of this Agreement the holder of each Warrant shall have the right to purchase from the Company (and the Company shall issue and sell to such holder) one fully paid and non-assessable Share at the Exercise Price, upon the surrender to the Warrant Agent at the Warrant Agent Office of the Warrant Certificate evidencing such Warrant, with the form of election to purchase on the reverse thereof properly completed and executed, together with any other documents required by this Agreement, and upon payment of the Exercise Price in lawful money of the United States of America. Any Warrants evidenced by a Warrant Certificate may be exercised either as an entirety or from time to time for part of the number of Warrants specified in such Warrant Certificate. In the event that less than all the Warrants evidenced by a Warrant Certificate surrendered upon the exercise of Warrants are exercised, a new Warrant Certificate or Certificates of like tenor will be issued for the remaining number of Warrants evidenced by the Warrant Certificate so surrendered. Except as otherwise expressly provided in this Agreement, no adjustments shall be made for any cash dividends on Shares issuable on the exercise of a Warrant.

          (c) Subject to Section 7(b) and Section 8 hereof, upon such surrender of a Warrant Certificate, delivery of any such documents and payment of the Exercise Price, the Warrant Agent shall cause to be issued and delivered to or upon the written order of the registered holder of such Warrant Certificate and in such name or names as such registered holder may designate, a certificate for the Share or Shares issuable upon the exercise of the Warrant or Warrants evidenced by such Warrant Certificate. Such certificate shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become the holder of record of such Share or Shares as of close of business on the date of the surrender of such Warrant Certificate and payment of the Exercise Price. The Warrant Agent is hereby authorized to countersign any required new Warrant Certificate or Certificates pursuant to the provisions of this Section 7 and of Section 5.

          (d) The obligation of the Company and the Warrant Agent to issue and deliver shares of Common Stock upon any exercise of Warrants shall be subject to the satisfaction of the following conditions: (i) all waiting periods, if any, applicable to such issuance and delivery under the HSR Act shall have expired or been terminated and (ii) no statute, rule, regulation, executive order, decree, ruling, injunction or other order shall have been enacted, entered, promulgated or enforced by any court or governmental authority of competent jurisdiction which prohibits such issuance and delivery or makes such issuance and delivery illegal.

     Section 8.  Payment of Taxes.  The Company will pay taxes and other
                 ----------------
governmental charges that may be
imposed by the laws of the United States of America or any state thereof with respect to the initial issuance of Shares upon the exercise of Warrants, unless such tax or charge is imposed by law upon the holder of any Warrant, in which case such taxes or charges shall be paid by such holder; provided that the
                                                         --------
Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any Warrant Certificates or any certificates for Shares in a name other than that of the registered holder of a Warrant Certificate surrendered upon the exercise of a Warrant, and the Company shall not be required to issue or deliver such Warrant Certificates or certificates unless and until the person or entity requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     Section 9.  Mutilated or Missing Warrant Certificates.  In case any
                 -----------------------------------------
Warrant Certificate shall be mutilated, lost, stolen or destroyed, the Company shall issue, and the Warrant Agent shall countersign, in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent number of Warrants, but only upon receipt of evidence reasonably satisfactory to the Company and the Warrant Agent of such loss, theft or destruction of such Warrant Certificate and indemnity or bond, if requested, also reasonably satisfactory to them (it being understood that the written agreement of S shall be sufficient indemnity); provided, in the case of
                                               --------
mutilation, no indemnity shall be required if the Warrant Certificate or Warrant Certificates in identifiable form are surrendered to the Warrant Agent for cancellation. Applicants for such substitute Warrant Certificates shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company or the Warrant Agent may prescribe.

     Section 10.  Reservation of Shares.
                  ---------------------

          (a) The Company will at all times reserve and keep available, free from preemptive rights, out of

Common Stock held in its treasury and/or its authorized but unissued Common Stock, for the purpose of enabling it to satisfy any obligation to issue Shares upon exercise of Warrants, the number of Shares deliverable upon the exercise of all outstanding unexercised Warrants. The Warrant Agent is hereby irrevocably authorized to requisition from time to time from the Transfer Agent for the Common Stock certificates issuable upon exercise of Warrants, and the Company will supply such Transfer Agent with duly executed stock certificates for such purpose.

          (b) Before taking any action which would cause an adjustment pursuant to Section 12 in either the Exercise Price or the number of Shares issuable upon exercise of such Warrant, the Company will take any corporate action which may, in the opinion of its counsel (which may be counsel employed by the Company), be necessary in order that the Company may validly and legally issue fully paid and nonassessable Shares at the Exercise Price as so adjusted.

          (c) The Company represents and warrants that all Shares will, upon issuance in accordance with the terms of this Agreement, be fully paid and nonassessable and, except for any applicable restrictions contained in the Redemption Agreement, will be free and clear from all taxes, liens, charges, security interests or other encumbrances created by the Company with respect to the issuance thereof.

     Section 11.  Stock Exchange Listing. The Company agrees, at its
                  ----------------------
expense, to ensure that all Shares are, prior to issuance, listed on the New York Stock Exchange or, if the Shares are no longer listed on the New York Stock Exchange, the principal national securities exchange or national market system on which the Shares are primarily traded or quoted, as specified in Section 12(d).

     Section 12.  Adjustment of Exercise Price and Number of Shares
                  -------------------------------------------------
Purchasable or Number of Warrants.  The Exercise Price and the number of shares
- ---------------------------------
of Common Stock purchasable upon the exercise of each Warrant are subject to adjustment from time to time upon the occurrence of the events enumerated in this Section 12.

          (a) In case the Company shall at any time after the date of this Agreement (i) declare a dividend on the Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, (iii) combine the outstanding Common Stock into a smaller number of shares, or (iv) other than in a transaction to which Section 12(i) applies, issue any shares of its capital stock in a reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), the Exercise Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable on such date shall be proportionately adjusted so that the holder of any Warrant upon exercising such Warrant after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Warrant had been exercisable and exercised immediately prior to such date, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed above in this Section 12(a) shall occur.

          (b) In case the Company shall issue rights, warrants, options or other securities to all holders of Common Stock entitling them (for a period expiring within 60 calendar days after the date of issuance) to subscribe for or purchase Common Stock (or securities convertible into Common Stock) at a price per share of Common Stock (or having a conversion price per share of Common Stock, if a security convertible into Common Stock) less than the current market price per share of Common Stock (as defined in Section 12(d) hereof) on the record date mentioned below, the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so to be offered (or the aggregate initial conver-sion price of the convertible securities so to be offered) would purchase at such current market price and of which the denominator shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock to be offered for subscription or purchase (or into which the convertible securities to be offered are initially convertible). In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be determined by the Board of Directors of the Company, whose determination shall be conclusive and described in a statement filed with the Warrant Agent. Shares of Common Stock owned by or held for the account of the Company or any majority-owned subsidiary of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights, warrants, options or other securities are not so issued, the Exercise Price shall again be adjusted to be the Exercise Price which would then be in effect if such record date had not been fixed. In the event that any of such rights, warrants, options or other securities expire or otherwise terminate and shall not have been exercised, the Exercise Price shall again be adjusted to be the Exercise Price which would then be in effect if such unexercised rights, warrants, options or other securities had not been issued.

          (c) In case the Company shall fix a record date for the making of a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness or assets (other than ordinary cash dividends or ordinary cash distributions payable out of surplus or net profits or dividends payable in Common Stock) or subscription rights or warrants (excluding those referred to in Section 12(b) hereof), the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, of which the numerator shall be the current market price per share of Common Stock (as defined in Section 12(d) hereof) on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Company, whose determination shall be conclusive and described in a statement filed with the Warrant Agent) of the portion of the assets or evidence of indebtedness so to be distributed or of such subscription rights or warrants applicable to one share of Common Stock, and of which the denominator shall be such current market price per share of Common Stock; provided, that in case the Company shall fix a record
                           --------
date for the making of a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of cash or evidences of indebtedness (other than ordinary cash dividends or ordinary cash distributions payable out of surplus or net profits), then, at the option of the Company, and upon notice to S and the Warrant Agent prior to such record date, in lieu of the foregoing adjustment to the Exercise Price and any adjustment to the number of shares of Common Stock issuable upon exercise of the Warrants pursuant to Section 12(g) hereof, the Exercise Price to be in effect after such record date shall be the Exercise Price in effect immediately prior to such record date minus the amount of cash or the face amount of indebtedness so to be distributed applicable to one share of Common Stock. The adjustments set forth in this Section 12(c) shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Exercise Price shall again be adjusted to be the Exercise Price which would then be in effect if such record date had not been fixed.

          (d)  For the purpose of any computation under Section 12(b) and
Section 12(c), the current market price per share of Common Stock on any date shall be deemed to be the average of the closing prices for the five consecutive trading days on the New York Stock Exchange commencing seven trading days before such date. The closing price for each day shall be the last sale price regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way, in either case on the New York Stock Exchange, or, if the Common Stock is not listed or admitted to trading on such exchange, on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or, if the Common Stock is not listed or admitted to trading on any national securities exchange but is designated as a national market system security by the National Association of Securities Dealers ("NASD"), the last sale price, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, in either case as reported on the NASD Automated Quotation/National Market System, or, if the Common Stock is not so designated as a national market system security, the average of the highest reported bid and lowest reported asked prices as furnished by the NASD or similar organization if the NASD is no longer reporting such information.

          (e) No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, that any adjustments which by reason of this Section 12(e) are not
- --------
required to be made shall be carried forward and taken into account in any subsequent adjustment; provided, further, that any such adjustment of less than
                       --------  -------
1% which is so carried forward shall be given effect at the time the aggregate of all such adjustments is at least 1% and any Warrant is exercised if any such adjustments had not theretofore been given effect. All calculations under this
Section 12 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be, but in no event shall the Company be obligated to issue any fractional share of Common Stock upon exercise of any Warrant.

          (f) In the event that at any time, as a result of an adjustment made pursuant to Section 12(a) hereof, the holder of any Warrant shall become entitled to receive any shares of capital stock of the Company other than shares of Common Stock, thereafter the number of such other shares of capital stock so receivable upon exercise of such Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Section 12(a) through
Section 12(c) hereof, inclusive, and the provisions of Sections 7, 8, 10, 11, 12(e), 12(i), 13 and 14 hereof with respect to the Common Stock shall apply on like terms to any such other shares.

          (g) Upon each adjustment of the Exercise Price as a result of the calculations made in Section 12(a), Section 12(b) or Section 12(c) hereof (subject to the proviso in Section 12(c) hereof), each Warrant outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase (during any Acceleration Event Period, Derivative Exercise Period, European Exercise Period or American Exercise Period, as the case may
be), at the adjusted Exercise Price, that number of shares of Common Stock (calculated to the nearest hundredth) obtained by (A) multiplying the number of shares purchasable upon exercise of such Warrant immediately prior to such adjustment of the number of shares by the Exercise Price in effect immediately prior to such adjustment of the Exercise Price and (B) dividing the product so obtained by the Exercise Price in effect immediately after such adjustment of the Exercise Price; provided that if, in connection with a Spinoff Distribution,
                    --------
the Company elects to issue Spinoff Warrants to the registered holders of one or more classes of Warrants, as provided in Section 13 hereof, then no adjustment pursuant to this Section 12(g) shall be made to any Warrants of such class or classes.

          (h) The Company may elect on or after the date of any adjustment of the Exercise Price to adjust the number of Warrants, in substitution for an adjustment in the number of Shares purchasable upon the exercise of a Warrant as provided in Section 12(g) hereof; provided that if, in connection with a Spinoff
                                  --------
Distribution, the Company elects to issue Spinoff Warrants to the registered holders of one or more classes of Warrants, as provided in Section 13 hereof, then no adjustment pursuant to this Section 12(h) shall be made to any Warrants of such class or classes. The Company will cause to be distributed to registered holders of Warrant Certificates either Warrant Certificates representing the additional Warrants issued pursuant to any such adjustment or substitute Warrant Certificates to replace all outstanding Warrant Certificates.

          (i) In case of any capital reorganization of the Company, or of any reclassification of the Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of subdivision or combination), or in the case of consolidation of the Company with or the merger of the Company with or into any other corporation or of the sale of the properties and assets of the Company as, or substantially as, an entirety to any other corporation, each Warrant shall after such reorganization, reclassification, consolidation, merger or sale be exercisable (but only during any Acceleration Event Period, Derivative Exercise Period, European Exercise Period or American Exercise Period, as the case may
be), upon the terms and conditions specified in this Agreement, for the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock purchasable (at the time of such reorganization, reclassification, consolidation, merger or sale) upon exercise of such Warrant would have been entitled upon such reorganization, reclassification, consolidation, merger or sale; and in any such case, if necessary, the provisions set forth in this Section 12 with respect to the rights and interests thereafter of the holders of Warrants shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or property thereafter deliverable on the exercise of the Warrants; provided that this Section 12(i) shall not apply
                              --------
to any Spinoff Distribution which is effected by means of any such reclassification, consolidation or merger (it being agreed that any such Spinoff Distribution shall be subject to Section 12(c) hereof and, to the extent the Company so elects, Section 13 hereof). The subdivision or combination of shares of Common Stock at any time outstanding into a greater or lesser number of shares shall not be deemed to be a reclassification of the Common Stock for the purposes of this Section 12(i). The Company shall not effect any such consolidation, merger or sale, unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets or other appropriate corporation or entity shall assume, by written instrument executed and delivered to the Warrant Agent, the due and punctual performance of every covenant and obligation in this Agreement to be performed and observed by the Company and all other liabilities and obligations of the Company hereunder, including without limitation the obligation to deliver to the holder of each Warrant such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase under this Agreement.

          (j) In any case in which this Section 12 shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuing to the holder of any Warrant exercised after such record date the Shares and other capital stock of the Company, if any, issuable upon such exercise over and above the Shares and other capital stock of the Company, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, that the Company shall deliver to such
                          --------
holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

          (k) If, during the period commencing on the date of this Agreement and ending on the date that is three months thereafter, the Company intends in good faith to make any public or private offering of Voting Securities for cash, other than an offering of Voting Securities to a "Flexitrust" or employee benefit plan or trust (an "Offering"), and if at such time any S Warrants are outstanding and unexercised, then the Company shall promptly notify the Warrant Agent and S of such intended Offering (the "Offering Notice"). The Offering Notice shall describe the Voting Securities intended to be sold in the Offering and the anticipated timing of the Offering. If, in connection with any such Offering, S desires that the Exercise Price and the number of Shares subject to such S Warrants be adjusted as described below, then S shall so notify the Company within five Business Days following delivery of the Offering Notice.
Any such election by S Group shall be irrevocable. If S elects to have such adjustment made, then, as of the time at which the Offering is consummated, each S Warrant shall be adjusted as follows: (i) the Exercise Price shall be increased to equal the product of the Exercise Price in effect immediately prior to the consummation of the Offering, multiplied by a fraction (the "Adjustment

Fraction"), the numerator of which is the number of shares of Common Stock outstanding on a fully diluted basis immediately following the consummation of the Offering and the denominator of which is the number of shares of Common Stock outstanding on a fully diluted basis immediately prior to the consummation of the Offering and (ii) the number of Shares issuable upon exercise of each S Warrant shall be increased to equal the product of the number of the Shares issuable upon exercise of such S Warrant immediately prior to the consummation of such Offering, multiplied by the Adjustment Fraction. Adjustments to the S Warrants pursuant to this Section 12(k) shall be made successively if the Company consummates more than one Offering and S requests such adjustments in accordance with the terms hereof. Notwithstanding the foregoing provisions of this Section 12(k), (i) no such adjustment shall be made in connection with any Offering if the Company does not file a registration statement relating to such Offering with the Securities and Exchange Commission within three months following the date of this Agreement and (ii) no such adjustment in connection with any particular Offering shall be made if such Offering is consummated more than five months following the date of this Agreement.

          (l) In case the Company shall, by dividend or otherwise, at any time, distribute to all holders of its Common Stock cash (including any distribution of cash out of the retained earnings of the Company but excluding any cash that is distributed as part of a distribution requiring an adjustment pursuant to
Section 12(c)) in an aggregate amount that, together with (i) the aggregate amount of any other distributions to all holders of the Common Stock made exclusively in cash within the 12 months preceding the date of payment of such distribution and in respect of which no adjustment pursuant to Section 12(c) or pursuant to this Section 12(l) has been made and (ii) the portion of the aggregate of any cash plus the fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a statement filed with the Warrant Agent) of consideration payable in respect of any tender offer by the Company for all or any portion of the Common Stock concluded within the 12 months preceding the date of payment of such distribution that is in excess of an amount equal to the product of (x) the number of shares of Common Stock with respect to which the aggregate tender offer consideration is payable times (y) the current market price of Common Stock on the tenth business day next succeeding the date of expiration of the tender offer, exceeds 12 1/2 % of the product of the current market price per share on the date fixed for stockholders entitled to receive such distribution times the number of shares of Common Stock outstanding on such date (excluding shares held in the treasury of the Company), the Exercise Price after such payment shall be equal to the Exercise Price determined by multiplying the Exercise Price in effect immediately prior to the effectiveness of the change contemplated by this
Section 12(l) by a fraction of which the numerator shall be the current market price per share of the Common Stock on the date of such effectiveness less the amount of cash so distributed applicable to one share of Common Stock and the denominator shall be such current market price per share of the Common Stock on the date of such distribution, such reduction to become effective immediately prior to the opening of business on the day following the date fixed for the payment of such distribution.

          (m) If the Company becomes subject to a third party tender offer followed by a merger or any other action of the Company the result of which is to entitle holders of the Common Stock to receive cash or other property such that the Common Stock ceases to exist, each Warrant will terminate on the date the Common Stock ceases to exist and be unwound at its fair market value based on the unexpired term of the Warrant. The settlement price of each such Warrant shall be payable promptly after such termination and will be determined using the valuation methodology described in Exhibit H to the Redemption Agreement, using the tender price per share as the prevailing price of Common Stock. To the extent property other than cash is offered in the tender offer, the parties agree that such property will be valued in accordance with the provisions of
Section 5.4(II)(b) of the Redemption Agreement.

     Section 13.  Special Provisions Relating to Spinoff Distributions.
                  ----------------------------------------------------

          (a) In connection with any Spinoff Distribution, the Company shall have the right, but not the obligation, to cause the Spinoff Company to issue warrants to purchase capital stock or other equity interests of the Spinoff Company ("Spinoff Warrants") to the registered holders of one class, two classes or all three classes of Warrants (the classes of Warrants for purposes of this Agreement being the First Warrants, the Second Warrants and the Third Warrants), in the Company's sole and absolute discretion; provided that Spinoff Warrants,
                                               --------
if issued to the registered holders of any class of Warrants, shall be issued to all of the registered holders of such class of Warrants. If Spinoff Warrants are issued to the registered holders of any class of Warrants, then no adjustment to the number of Shares purchasable upon the exercise of any Warrant of such class or to the number of Warrants comprising such class shall be made pursuant to Section 12(g) or Section 12(h) hereof, respectively, as a result of the Spinoff Distribution. If Spinoff Warrants are issued in connection with a Spinoff Distribution, then the Company shall cause to be filed with the Warrant Agent and shall cause to be given to each of the registered holders of the Warrant Certificates written notice of such election (which notice may, where appropriate, be included as a part of any notice required to be given pursuant to Section 15(b) or 15(c) hereof). Such notice shall be given not later than 10 calendar days prior to the record date established by the Company for purposes of determining the stockholders of the Company who are (i) entitled to vote on any Spinoff Distribution which is submitted to a vote of the stockholders of the Company or (ii) entitled to receive a Spinoff Distribution which is not submitted to a vote of the stockholders of the Company. Any such election shall be irrevocable and binding upon the Company.

          (b) The Spinoff Warrants shall have terms and conditions substantially similar to the terms and conditions of the class or respective classes of Warrants to the registered holders of which Spinoff Warrants are issued (including, without limitation, terms and conditions relating to exercisability, antidilution and expiration as set forth in this Agreement). The number of shares of capital stock or other equity interests of a

Spinoff Company issuable upon exercise of each Spinoff Warrant shall equal the number of such shares or interests to which a holder of the number of Shares purchasable (at the time of such Spinoff Distribution) upon exercise of one Warrant of the applicable class would have been entitled upon such Spinoff Distribution. The exercise price of each Spinoff Warrant shall equal the amount by which the Exercise Price of the applicable class of Warrants is reduced pursuant to Section 12(c) hereof as a result of the Spinoff Distribution. The Company shall deliver certificates evidencing the Spinoff Warrants to the registered holders of Warrants entitled thereto concurrently with the notice required by Section 15(a) hereof.

          (c) Notwithstanding anything in this Agreement to the contrary, no S Warrant of a particular class may be exercised in connection with any Spinoff Distribution which is not submitted to a vote of the stockholders of the Company if Spinoff Warrants are issued as provided in this Section 13 to the registered holders of the class of Warrants of which such S Warrant is a part; provided
                                                                    --------
that this Section 13(c) shall not limit the exercisability of any S Warrants during their respective European Exercise Periods.

     Section 14.  Fractional Warrants and Fractional Shares.
                  -----------------------------------------

          (a) The Company shall not be required to issue fractions of Warrants on any distribution of Warrants to holders of Warrant Certificates pursuant to
Section 12(h) hereof or to distribute Warrant Certificates which evidence fractional Warrants. In lieu of such fractional Warrants there shall be paid to the registered holders of the Warrant Certificates with regard to which such fractional Warrants would otherwise be issuable, an amount in cash equal to the same fraction of the fair market value of a full Warrant (as determined by the Board of Directors of the Company, whose determination shall be conclusive and described in a statement filed with the Warrant Agent).

          (b) Notwithstanding an adjustment pursuant to Section 12(g) hereof in the number of Shares pur-chasable upon the exercise of a Warrant, the Company shall not be required to issue fractions of Shares upon exercise of the Warrants or to distribute certificates which evidence fractional Shares. In lieu of fractional Shares, there shall be paid to the registered holders of Warrant Certificates at the time the Warrants evidenced by such Warrant Certificates are exercised as herein provided an amount in cash equal to the same fraction of the current market value of a share of Common Stock. For purposes of this Section 14(b), the current market value of a share of Common Stock shall be determined in the manner set forth in Section 12(d) hereof

     Section 15.  Notice to Warrantholders.
                  ------------------------

          (a) Upon any adjustment of the Exercise Price pursuant to Section 12 hereof, the Company within 20 Business Days thereafter shall (i) cause to be
                                                              -
filed with the Warrant Agent a certificate of a firm of independent public accountants of recognized standing selected by the Board of Directors of the Company (who may be the regular auditors of the Company) setting forth the Exercise Price after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based and setting forth the number of Shares purchasable upon exercise of a Warrant after such adjustment in the Exercise Price, which certificate shall be conclusive evidence of the correctness of the matters set forth therein (except as otherwise provided in the second succeeding sentence) and (ii) cause to be given
                                                           --
to each of the registered holders of the Warrant Certificates written notice of such adjustments. Where appropriate, such notice may be given in advance and included as a part of the notice required to be mailed under the other provisions of this Section 15. In the event that any registered holder of S Warrants disagrees with any such adjustment, it shall notify the Company and the Warrant Agent thereof and any disagreement shall be resolved jointly by two independent accounting firms of recognized standing, one such firm to be selected by each of the Company and S, or, in the event such firms are unable to agree, by a third independent accounting firm of recognized standing to be selected by such firms. Each of the Company and S shall bear all of the fees and expenses of the accounting firm selected by it, and shall bear 50% of the fees and expenses of any third accounting firm.


          (b)  In case:

               (i) the Company shall authorize the issuance to all holders of Common Stock of rights or warrants to subscribe for or purchase capital stock of the Company or of any other subscription rights or warrants;

              (ii) the Company shall authorize the distribution to all holders of Common Stock of evidences of its indebtedness or assets (other than cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends payable in Common Stock);

             (iii) of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the conveyance or transfer of the properties and assets of the Company substantially as an entirety, or of any capital reorganization or any reclassification of the Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination);

              (iv) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

               (v) the Company proposes to take any other action which would require an adjustment of the Exercise Price pursuant to Section 12 hereof;

then the Company shall cause to be filed with the Warrant Agent and shall cause to be given to each of the registered holders of the Warrant Certificates, at least 10 calendar days prior to the applicable record date herein-after specified, a written notice stating (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such rights, warrants or distribution are to be determined or (ii) the date on which any such consolidation, merger, conveyance, transfer, reorganization, reclassification, dissolution, liquidation, or winding up is expected to become effective, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such consolidation, merger, conveyance, transfer, reorganization, reclassification, dissolution, liquidation or winding up. Where appropriate, such notice may be included as a part of any notice required under
Section 15(c) hereof.

          (c) Without limiting the provisions of Section 15(a) or Section 15(b) hereof, so long as any S Warrants are outstanding and unexercised, the Company shall cause to be filed with the Warrant Agent and shall cause to be given to each of the registered holders of Warrant Certificates evidencing Warrants, written notice of the commencement of any Acceleration Event Period. Any such notice shall be so filed and given not later than the fifth Business Day preceding the date of such commencement. S shall give the Company and the Warrant Agent notice at least five Business Days prior to the Commencement of any Derivative Exercise Period and prompt notice following expiration of any Derivative Exercise Period.

          (d) The failure to give any notice required by Section 13 hereof or this Section 15 or any defect in any such notice shall not affect the legality or validity of any distribution, right, warrant, consolidation, merger, conveyance, transfer, reorganization, reclassification, dissolution, liquidation, or winding up or the vote upon any action.

          (e) Nothing contained in this Agreement or in any of the Warrant Certificates shall be construed as conferring upon the holders thereof the right to vote or to consent or to receive notice as stockholders in respect of the meetings of stockholders or the election of directors of the Company or any other matter, or any rights whatsoever as stockholders of the Company.

     Section 16.  Legends.
                  -------

          (a) Each Warrant Certificate evidencing S Warrants shall be stamped or otherwise imprinted with a legend in substantially the following form:

     "These Warrants and any shares of capital stock or other securities issuable upon the exercise of these Warrants have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state. The sale, pledge, hypothecation or other transfer of these Warrants and such shares or other securities is subject to compliance with applicable securities laws.

     The sale, pledge, hypothecation or other transfer of these Warrants and such shares or other securities is also subject to certain restrictions contained in the Agreement, dated as of April 6, 1995 (the "Redemption Agreement"), among E.I. du Pont de Nemours and Company, The Seagram Company Ltd. and JES Developments, Inc. The holder of these Warrants by acceptance hereof agrees to be bound by such restrictions. A copy of the Redemption Agreement is on file with the Corporate Secretary of E.I. du Pont de Nemours and Company."

          (b) Each Warrant Certificate evidencing Non-S Warrants shall be stamped or otherwise imprinted with a legend in substantially the following form:

     "These Warrants and any shares of capital stock or other securities issuable upon the exercise of these Warrants have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state. The sale, pledge, hypothecation or other transfer of these Warrants and such shares or other securities is subject to compliance with applicable securities laws.

     The sale, pledge, hypothecation or other transfer of these Warrants and such shares or other securities may also be subject to certain restrictions contained in the Agreement, dated as of April 6, 1995 (the "Redemption Agreement"), among E.I. du Pont de Nemours and Company, The Seagram Company Ltd. and JES Developments, Inc. The holder of these Warrants by acceptance hereof agrees to be bound by such restrictions. A copy of the Redemption Agreement is on file with the Corporate Secretary of E.I. du Pont de Nemours and Company."


          (c) Each certificate for Common Stock (or other securities) issued upon the exercise of S Warrants shall be stamped or otherwise imprinted with a legend in substantially the following form:

     "These securities have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state. The sale, pledge, hypothecation or other transfer of these securities is subject to compliance with applicable securities laws.

     The sale, pledge, hypothecation or other transfer of these securities is also subject to certain restrictions contained in the Agreement, dated as of April 6, 1995 (the "Redemption Agreement"), among E.I. du Pont de Nemours and Company, The Seagram Company Ltd. and JES Developments, Inc. The holder of these securities by acceptance hereof agrees to be bound by such restrictions. A copy of the Redemption Agreement is on file with the Corporate Secretary of E.I. du Pont de Nemours and Company."

          (d) Each certificate for Common Stock (or other securities) issued upon the exercise of Non-S Warrants shall be stamped or otherwise imprinted with a legend in substantially the following form:

     "These securities have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state. The sale, pledge, hypothecation or other transfer of these securities is subject to compliance with applicable securities laws.

     The sale, pledge, hypothecation or other transfer of these securities may also be subject to certain restrictions contained in the Agreement, dated as of April 6, 1995 (the "Redemption Agreement"), among E.I. du Pont de Nemours and Company, The Seagram Company Ltd. and JES Developments, Inc. The holder of these securities by acceptance hereof agrees to be bound by such restrictions, if applicable. A copy of the Redemption Agreement is on file with the Corporate Secretary of E.I. du Pont de Nemours and Company."

          (e)  Notwithstanding the provisions of Section 16(a), Section 16(b),
Section 16(c) and Section 16(d) hereof, (i) the Warrant Agent shall deliver Warrant Certificates or certificates for shares of Common Stock, as the case may be, without the first paragraph of the legend set forth in any such Section if the securities referred to in such paragraph shall have been registered under the Securities Act or if such legend is otherwise not required under the Securities Act, and if such legend has been set forth on any previously delivered certificates, such legend shall be removed from any certificate at the request of the holder thereof if the securities referred to in such paragraph shall have been registered under the Securities Act of 1933, or if such legend is otherwise not required under the Securities Act, and (ii) the Company shall cause the Warrant Agent to issue certificates without the second paragraph of the legend set forth in any such Section if the Company receives evidence reasonably satisfactory to it that the securities referred to in such paragraph are not subject to any restrictions contained in the Redemption Agreement. The Company agrees that it will provide the Warrant Agent with notice of the effectiveness of any registration statement relating to Registrable Securities (as defined below), which notice shall identify the Registrable Securities registered pursuant thereto.

     Section 17.  Registration Rights.  Subject to the terms of the
                  -------------------
Registration Rights Agreement, dated as of April 6, 1995 (the "Registration Rights Agreement"), among the Company, S and Subsidiary, the Warrants and the Shares issuable upon exercise of the Warrants shall con-stitute Registrable Securities (as such term is defined in the Registration Rights Agreement).

     Section 18.  Merger, Consolidation or Change of Name of Warrant Agent.
                  --------------------------------------------------------

          (a) Any corporation into which the Warrant Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Warrant Agent shall be a party, or any corporation succeeding to the business of the Warrant Agent, shall be the successor to the Warrant Agent hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Warrant Agent under the provisions of Section 21 hereof. In case at the time such successor to the Warrant Agent shall succeed to the agency created by this Agreement, and in case at that time any of the Warrant Certificates shall have been countersigned but not delivered, any such successor to the Warrant Agent may adopt the countersignature of the original Warrant Agent; and in case at that time any of the Warrant Certificates shall not have been countersigned, any successor to the Warrant Agent may countersign such Warrant Certificates either in the name of the predecessor Warrant Agent or in the name of the successor Warrant Agent; and in all such cases such Warrant Certificates shall have the full force provided in the Warrant Certificates and in this Agreement.

          (b) In case at any time the name of the Warrant Agent shall be changed and at such time any of the Warrant Certificates shall have been countersigned but not delivered, the Warrant Agent whose name has changed may adopt the countersignature under its prior name, and in case at that time any of the Warrant Certificates shall not have been countersigned, the Warrant Agent may countersign such Warrant Certificates either in its prior name or in its changed name, and in all such cases such Warrant Certificates shall have the full force provided in the Warrant Certificates and in this Agreement.

     Section 19.  Warrant Agent.  The Warrant Agent undertakes the duties
                  -------------
and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Warrants, by their acceptance thereof, shall be bound:

          (a) The statements contained herein and in the Warrant Certificates shall be taken as statements of the Company and the Warrant Agent assumes no responsibility for the correctness of any of the same except such as describe the Warrant Agent or action taken or to be taken by it. The Warrant Agent assumes no responsibility with respect to the distribution of the Warrant Certificates except as herein otherwise provided.

          (b) The Warrant Agent shall not be responsible for any failure of the Company to comply with any of the covenants contained in this Agreement or in the Warrant Certificates to be complied with by the Company.

          (c) The Warrant Agent may consult at any time with counsel satisfactory to it (who may be counsel for the Company) and the Warrant Agent shall incur no liability or responsibility to the Company or to any holder of any Warrant Certificate in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or the advice of such counsel.

          (d) The Warrant Agent shall incur no liability or responsibility to the Company or to any holder of any Warrant Certificate for any action taken in reliance on any notice, resolution, waiver, consent, order, certificate, or other paper, document or instrument believed by it to be genuine and to have been signed, sent or presented by the proper party or parties.

          (e) The Company agrees to pay to the Warrant Agent reasonable compensation for all services rendered by the Warrant Agent in the performance of this Agreement, to reimburse the Warrant Agent for all expenses, taxes and governmental charges and other charges of any kind and nature incurred by the Warrant Agent in the execution of this Agreement and to indemnify the Warrant

Agent and save it harmless against any and all liabilities, including judgments, costs and counsel fees, for anything done or omitted by the Warrant Agent in the execution of this Agreement except as a result of its negligence or bad faith.

          (f) The Warrant Agent shall be under no obligation to institute any action, suit or legal proceeding or to take any other action likely to involve expense unless the Company or one or more registered holders of Warrant Certificates shall furnish the Warrant Agent with reasonable security and indemnity for any costs and expenses which may be incurred, but this provision shall not affect the power of the Warrant Agent to take such action as it may consider proper, whether with or without any such security or indemnity. All rights of action under this Agreement or under any of the Warrants may be enforced by the Warrant Agent without the possession of any of the Warrant Certificates or the production thereof at any trial or other proceeding relative thereto, and any such action, suit or proceeding instituted by the Warrant Agent shall be brought in its name as Warrant Agent, and any recovery of judgment shall be for the ratable benefit of the registered holders of the Warrants, as their respective rights or interests may appear.

          (g) The Warrant Agent, and any stockholder, director, officer or employee thereof, may buy, sell or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

          (h) The Warrant Agent shall act hereunder solely as agent for the Company, and its duties shall be determined solely by the provisions hereof. The Warrant Agent shall not be liable for anything which it may do or refrain from doing in connection with this Agreement except for its own negligence or bad faith.

          (i) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Warrant Agent for the carrying out or performing of the provisions of this Agreement. Subject to the provisions of the Registration Rights Agreement and the other provisions of this Agreement, if the Company is required under applicable federal or state securities laws to deliver a prospectus upon exercise of Warrants, the Company will furnish to the Warrant Agent sufficient copies of a prospectus, and the Warrant Agent agrees that upon the exercise of any Warrant Certificate by the holder thereof, the Warrant Agent will deliver to such holder, prior to or concurrently with the delivery of the certificate or certificates for the Shares issued upon such exercise, a copy of the prospectus.

     Section 20.  Disposition of Proceeds of Exercise of Warrants.  The
                  -----------------------------------------------
Warrant Agent shall account promptly to the Company with respect to Warrants exercised and concurrently pay to the Company all moneys received by the Warrant Agent on the purchase of Shares through the exercise of Warrants.

     Section 21.  Change of Warrant Agent.  If the Warrant Agent shall
                  -----------------------
become incapable of acting as Warrant Agent, the Company shall appoint a successor. If at the time of such incapacity any Non-S Warrants are outstanding and unexercised and the Company shall fail to make such appointment within a period of 30 days after it has been notified in writing of such incapacity by the incapacitated Warrant Agent or by any registered holder of a Warrant Certificate, then the registered holder of any Warrant Certificate may apply to any court of competent jurisdiction for the appointment of a successor to the incapacitated Warrant Agent. Pending appointment of a successor to the Warrant Agent, either by the Company or by such a court, the duties of the Warrant Agent shall be carried out by the Company. Any successor warrant agent whether appointed by the Company or by such a court, shall be a bank or trust company, in good standing, incorporated under the laws of the State of New York or of the United States of America, and having its principal office in the Borough of Manhattan, The City of New York, State of New York and must have at the time of its appointment as warrant agent a combined capital and surplus of at least one billion dollars. After appointment the successor warrant agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Warrant Agent without further act or deed; but the former Warrant Agent shall deliver and transfer to the successor warrant agent any property at the time held by it hereunder and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the removal of the Warrant Agent or the appointment of a successor warrant agent as the case may be.

     Section 22.  Methods of Giving Notices.
                  -------------------------

          (a) Any notice pursuant to this Agreement to be given to the Company shall be given (and shall be deemed to have been duly given if so given) by delivery in person, by fax (receipt of which is confirmed), or by reputable overnight courier (receipt of which is confirmed) as follows:

          E.I. du Pont de Nemours and Company
          1007 Market Street
          Wilmington, Delaware 19898
          Telephone: (302) 773-0177
          Fax: (302) 773-4679
          Attention: General Counsel

     and so long as any S Warrants are outstanding and unexercised, with a copy to:


          Skadden, Arps, Slate, Meagher & Flom
          919 Third Avenue
          New York, New York 10022
          Attn: Roger S. Aaron, Esq.
                      and
                Lou R. Kling, Esq.
          Telephone: (212) 735-3000
          Fax:  (212) 735-2000
or to such other address as the person to whom notice is given may have previously furnished to S and the Warrant Agent in writing in the manner set forth herein.

          (b) Any notice pursuant to this Agreement to be given to any S Group Member or any registered holder of S Warrants shall be given (and shall be deemed to have been duly given if so given) by delivery in person, by fax (receipt of which is confirmed), or by reputable overnight courier (receipt of which is confirmed) as follows:


          JES Developments, Inc.
          c/o Joseph E. Seagram & Sons, Inc.
          375 Park Avenue
          New York, New York  10152
          Attn:  Daniel R. Paladino, Esq.
          Vice President and General Counsel
          Telephone:  (212) 572-1345
          Fax:  (212) 572-1398

     with a copy to:

          Simpson Thacher & Bartlett
          425 Lexington Avenue
          New York, New York 10017
          Attn:  Edgar M. Masinter, Esq.
                        and
                 Sarah E. Cogan, Esq.
          Telephone:  (212) 455-2000
          Fax:  (212) 455-2502

or to such other address as the person to whom notice is given may have previously furnished to the Company and the Warrant Agent in writing in the manner set forth herein.

          (c) Any notice pursuant to this Agreement to be given to the Warrant Agent shall be given (and shall be deemed to have been duly given if so given) by delivery in person, by fax (receipt of which is confirmed), or by reputable overnight courier (receipt of which is confirmed) as follows::

          Warco Transfer Corporation
          c/o E.I. du Pont de Nemours and Company
          1007 Market Street
          Wilmington, Delaware 19898
          Telephone: (302) 773-0177
          Fax: (302) 773-4679
          Attention:  General Counsel

or to such other address as the Warrant Agent may have previously furnished to the Company and S in writing in the manner set forth herein.

          (d) Any notice pursuant to this Agreement to be given to any registered holder of Warrant Certificates evidencing Non-S Warrants shall be given by first-class mail, postage pre-paid, to such holder at his address appearing on the Warrant register (and shall be deemed to have been duly given if so mailed).

     Section 23.  Supplements and Amendments.  The Company and the Warrant
                  --------------------------
Agent may from time to time supplement or amend this Agreement without the approval of any holders of Warrant Certificates in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Warrant Agent may deem necessary or desirable and which shall not adversely affect the interests of the holders of Warrant Certificates. In addition, (i) prior to the issuance of any Non-S Warrants, any provision of this Agreement and the S Warrants may be amended with the written consent of the Company and S and (ii) following the issuance of any Non-S Warrants, any provision of this Agreement and any Warrant may be amended with the consent of
(a) the Company, (b) if any S Warrants are then outstanding, S, and (c) the holders of a majority of the Non-S Warrants (calculated by reference to the numbers of shares subject thereto) whose rights and obligations specified herein or in the Warrants are adversely affected by such amendment; provided that no
                                                             --------
such amendment shall adversely affect the rights and obligations of the Warrant Agent without its consent.

     Section 24.  Successors.  All the covenants and provisions of this
                  ----------
Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

     Section 25.  Termination.  This Agreement shall terminate at the close
                  -----------
of business on October 6, 1999. Notwithstanding the foregoing, this Agreement will terminate on any earlier date if all Warrants have been exercised or acquired by the Company or cancelled in accordance with the terms hereof. The provisions of Section 19 shall survive such termination.

     Section 26.  GOVERNING LAW.  THIS AGREEMENT SHALL BE CONSTRUED AND
                  -------------   -------------------------------------
ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY,
- --------------------------------------------------------------------------------
THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF
- -------------------------------------------------------------------------------
LAW THEREOF.
- -----------

     Section 27.  Benefits of This Agreement.  Nothing in this Agreement
                  --------------------------
shall be construed to give to any person or corporation other than the Company, the Warrant Agent and the registered holders of the Warrant Certificates any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Warrant Agent and the registered holders of the Warrant Certificates.

     Section 28.  Counterparts.  This Agreement may be executed in any
                  ------------
number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                       E.I. du Pont de Nemours and Company

                                       By /s/   Edgar S. Woolard, Jr.
                                         ---------------------------------
                                      Name:  Edgar S. Woolard, Jr.
                                      Title: Chairman of the Board and
                                               Chief Executive Officer

                                       Warco Transfer Corporation

                                       By /s/   Louise B. Lancaster
                                         ---------------------------------
                                      Name:  Louise B. Lancaster
                                      Title: Corporate Secretary